Exhibit 99.1

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[GRAPHIC]

[LOGO]

Nasdaq: COBZ

Who is CoBiz?

Niche player focused on serving small to mid-sized businesses and business owners

•                  $1.2 billion in assets (6/30/03)

•                  Colorado and Arizona presence

•                  13.7 million shares outstanding

•                  $200 million market cap

Portfolio of Companies

Banking

•                  Colorado Business Bank

•                  Arizona Business Bank

Insurance

•                  Financial Designs

•                  CoBiz Insurance

[LOGO]

Investment Banking

•                  Green Manning & Bunch

Wealth Management

•                  Alexander Capital Management Group

•                  CoBiz Private Asset Management

Banking

Colorado Business Bank and Arizona Business Bank

•                  Full-service commercial banks

•                  Business customers

•                  annual sales of $2 million-$75 million

•                  borrowing needs of $200,000 to $7 million

•                  14 locations, primarily in metropolitan Denver and Phoenix

Insurance

Financial Designs

•                  Group employee benefits brokerage

•                  Employee groups of 30-500

•                  Business succession planning

•                  Annual sales of $2 million-$75 million

•                  Executive benefits consulting

•                  Executive groups of 5-25

•                  Estate planning and wealth transfer

•                  Net worth of at least $5 million

CoBiz Insurance

•                  Insurance brokerage and consulting

•                  Annual sales of $1 million-$50 million

•                  Packaged personal property and casualty insurance brokerage

•                  Premier carriers such as Chubb, AIG Private Client and Fireman’s Fund

Wealth Management

Alexander Capital Management Group

•                  Separately managed accounts

•                  Large-cap core equity manager with top quartile performance

•                  $260 million assets under management

•                  $1 million minimum account size

CoBiz Private Asset Management

•                  Trust and fiduciary services provider

•                  Personal and corporate trust services

•                  Custody services

•                  Escrow services

•                  $106 million assets under management

Investment Banking

Green Manning & Bunch

•                  Middle market merger and acquisition advisory services

•                  Transaction size of $15 million-$250 million

•                  Completed more then 50 engagements with estimated value in excess of $4 billion

•                  Private financing

•                  Private placements of equity; transaction size $10 million and higher

•                  Private placements of senior and subordinated debt; transaction size $15 million and higher

•                  Financial advisory services

•                  Company valuations

•                  Fairness opinions

•                  Analysis of capital structure alternatives

Servicing Our Customer’s Lifecycle

[LOGO]

Growth

•                  Banking Services from CBB/ABB

•                  Capital Planning from GMB

•                  Employee & Executive Benefits Packages from FDL

Plan for the Future

•                  Estate Planning & Business Succession from FDL

•                  Financial Planning from CoBiz PAM

Protect Assets

•                  Property & Casualty Insurance from CoBiz Insurance

Facilitate Exit/Retirement Strategies

•                  M&A services from GMB

•                  Investment Management Services from ACMG

•                  Trust & Fiduciary Services from CoBiz PAM

Preserve Wealth

•                  Corporate Trust Services from CoBiz PAM

•                  Investment Management Services from ACMG

•                  Investment Opportunities with GMB Mezzanine I

The Colorado Marketplace

•                  Population growth

•                  CO grew 1.7% (02 vs. 01)

•                  Per capita income

•                  Fell 0.5% in CO (02 vs. 01); ranked fifth nationally

•                  Unemployment

•                  Down to 5.7% for CO in June (6.4% nationally)

•                  Housing

•                  Starts up 4% in first quarter for Denver

•                  Home to fastest growing county in US for housing growth (Douglas) for three years in a row

•                  Second-largest percentage increase in housing units (02 vs. 01) nationally

The Arizona Marketplace

•                  Population growth

•                  AZ grew at second-highest rate nationally (02 vs. 01)

•                  AZ projected to grow 52% over next 20 years; fourth fastest nationally

•                  Unemployment rate

•                  Steady at 5.9% in June for AZ

•                  Housing

•                  Prices up 5% in Phoenix (02 vs. 01)

•                  Third-largest percentage increase in housing units (02 vs. 01) nationally

Banking Business Model

•                  Grow primarily through de novo banks, not acquisitions

•                  3 professionals; 3 support staff; 3,000-5,000 square feet

•                  Break even at $10-$20 million in assets in 12-18 months

•                  Recruit top professionals; they attract top-tier customers

•                  Provide sophisticated services for bankers to sell

•                  Emphasize decentralized decision making for management team, within larger corporate framework

Markets Dominated by Out-of-State Banks

Colorado

Rank	Institution	Deposits ($000s)	Market Share
1	Wells Fargo	9,818,651	17.75%

2	US Bank	5,875,586	10.62%

3	Bank One	2,680,677	6.89%

4	Vectra Bank (Zions)	1,735,270	3.14%

12	Colorado Business Bank	617,072	1.12%

Arizona

Rank	Institution	Deposits ($000s)	Market Share
1	Bank One	13,438,258	27.53%

2	Bank of America	10,324,707	21.15%

3	Wells Fargo	9,934,813	20.35%

4	National Bank of AZ (Zions)	2,252,342	4.61%

18	Arizona Business Bank	110,400	0.23%

As of 6/30/02

Loan & Deposit Growth
$s in millions

[CHART]

Loans

•                  851.7 million*

•                  33% five-year annualized growth rate

Deposits

•                  $939.5 million*

•                  28% five-year annualized growth rate

*as of 6/30/03

[CHART]

Loans

[CHART]

Deposits

Portfolio Composition

% of total portfolio; as of 6/30/03

[CHART]

Loans

[CHART]

Deposits

Managing the Net Interest Margin

[CHART]

Non-Performing Loans & Leases

[CHART]

Charge-Offs

[CHART]

Fee-Based Strategy

•                  Acquire or build leading companies in the markets we serve that are complimentary to banking franchise

•                  Pursue opportunities with focus on needs of professionals and small to mid-sized businesses

•                  Structure acquisitions to align interests of management team with CoBiz and shareholders

Growth of Non-Interest Income

Fee income as a percentage of operating revenues (without leases); $s in thousands

[CHART]

Future Plans

•                  Expansion opportunities for the banks

•                  Two-three additional Arizona locations in next 18-24 months; one-two additional Colorado locations in next 18-24 months

•                  Introduction of fee-based business lines to Arizona markets

•                  Key acquisitions for fee-based businesses

Asset Growth
$s in millions

[CHART]

Assets

•                  $1.2 billion*

•                  30% five-year annualized growth rate

*as of 6/30/03

Net Income

for the year ended; $s in thousands

[CHART]

•                  3.22 million*

•                  21% increase from 1Q03

•                  41% five-year annualized growth rate

*as of 6/30/03

Earnings Per Share

diluted; for the year ended

[CHART]

•                  $0.23*

•                  33% five-year annualized growth rate

*for 2Q03

Earnings by Business Unit

Earnings*	1Q02	2Q02	3Q02	4Q02	1Q03	2Q03

Bank	$3,190	$3,616	$3,230	$3,331	$3,405	$3,478

Fee-Based Business Lines:
Insurance	(36)	(15)	(4)	(46)	43	284
Wealth Management & Trust	(33)	(32)	(21)	(3)	(31)	(15)
Investment Banking	(126)	245	(267)	(146)	(415)	(81)
Total Fee-Based Lines	(194)	198	(293)	(195)	(403)	187

Parent Company & Other	(427)	(619)	(460)	(356)	(350)	(442)

Combined 2003 Net Income	$2,568	$3,196	$2,477	$2,780	$2,652	$3,224

EPS	1Q02	2Q02	3Q02	4Q02	1Q03	2Q03

Bank	$0.23	$0.26	$0.23	$0.24	$0.25	$0.25

Fee-Based Business Lines:
Insurance	(0.00)	(0.00)	(0.00)	(0.00)	0.00	0.02
Money Management & Trust	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Investment Banking	(0.01)	0.02	(0.02)	(0.01)	(0.03)	(0.01)
Total Fee-Based Lines	(0.01)	0.01	(0.02)	(0.01)	(0.03)	0.01

Parent Company & Other	(0.03)	(0.04)	(0.03)	(0.03)	(0.03)	(0.03)

Combined 2003 EPS	$0.19	$0.23	$0.18	$0.20	$0.19	$0.23

Prior Year Quarter EPS	$0.13	$0.18	$0.17	$0.19	$0.19	$0.23

*Income available to common shareholders plus assumed conversions

Forward-Looking Statements

This presentation may contain forward-looking statements. Although the Company believes that the expectations reflected in the forward looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect the Company’s operations, financial performance and other factors, as discussed in the Company’s filings with the Securities and Exchange Commission. These risks include the impact of interest rates and other general economic conditions, loan and lease losses, risks related to the execution of the Company’s growth strategy, the possible loss of key personnel, factors that could affect the Company’s ability to compete in its market areas, changes in regulations and government policies and other factors discussed in the Company’s filings with the Securities and Exchange Commission.

Second Quarter Performance

($s in thousands, except EPS)	6/30/03	6/30/02	$ Growth	% Growth
Total Assets	$1,225,603	$1,013,082	$212,521	21.0%
Total Loans*	$840,346	$722,705	$117,641	16.3%
Total Deposits	$939,468	$722,328	$217,140	30.1%
Net Income	$3,225	$3,190	$35	1.1%
Diluted EPS	$0.23	$0.23	—	—
ROA	1.11%	1.28%
ROE	14.54%	17.32%

*Net loans and leases